SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 10, 2002


                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


         CAYMAN ISLANDS              333-75899            66-0587307
(State or other jurisdiction of     (Commission        (I.R.S. Employer
incorporation or organization)     File  Number)      Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 232-7500

ITEM  5.  OTHER  EVENTS.

          On October 10, 2002, Transocean Inc. (the "Company") issued a press release announcing among other things:

          (1) that Robert L. Long had become President and Chief Executive Officer of the Company and had been elected to the Company's Board of Directors;

          (2) that Michael L. Talbert had become Chairman of the Board of Directors; and

          (3)  that  Jean  Cahuzac  had  become  Chief  Operating Officer of the
               Company.

          The press release is included as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          The following exhibits are filed herewith:

          99.1   Press Release dated October 10, 2002.
          99.2   Agreement  dated  as  of  October 10,  2002  among the Company,
                 Transocean Deepwater Drilling Inc. and J. Michael Talbert.
          99.3   Amendment dated  as of October 10, 2002 to Consulting Agreement between the Company and Victor E. Grijalva.
          99.4 Agreement dated as of May 9, 2002 between Transocean Offshore Deepwater Drilling Inc. and Robert L. Long.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TRANSOCEAN INC.



Date:  October 10, 2002           By: /s/ Eric B. Brown
                                      ------------------------------------------
                                      Eric B. Brown
                                      Senior Vice President, General Counsel and
                                      Corporate Secretary